UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  ______________________________________________________________
FORM 8-K
  ______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2018 (November 8, 2018)

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Electronics For Imaging, Inc.
(Exact name of Registrant as Specified in its Charter)

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Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle
Fremont, California 94555
(Address of Principal Executive Offices)
(650) 357-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2018, the Board of Directors of Electronics For Imaging Inc., a Delaware corporation (“EFI”), expanded its number of authorized directors from seven to eight and appointed Janice Durbin Chaffin to the Board of Directors of EFI, effective immediately, to fill the vacancy created by the expansion. Ms. Chaffin was also appointed to the Audit Committee of the Board of Directors of EFI, effective immediately. The Board of Directors determined that Ms. Chaffin is an independent director within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated thereunder by the Securities and Exchange Commission and Rule 5605(a)(2) of the Nadasq Listing Rules. There are no arrangements or understandings between Ms. Chaffin and any other person pursuant to which Ms. Chaffin was appointed to serve on the Board of Directors. Ms. Chaffin has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Chaffin will participate in EFI’s non-employee director compensation program, which consists of equity grants approved from time to time by the Board of Directors, as well as annual cash retainers and meeting fees as described on pages 12 and 13 of EFI’s proxy statement for its 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2018. In connection with her appointment, Ms. Chaffin was granted an award of restricted stock units with a grant date fair value of $100,000, scheduled to vest 25% on the first anniversary of the date of grant of the award, and as to the balance in monthly installments over the 30 months thereafter, subject to her continued service on the Board through the applicable vesting dates. EFI has entered into an indemnity agreement with Ms. Chaffin in the form attached as Exhibit 10.1 to EFI’s Current Report on Form 8-K filed on February 15, 2008.

Item 7.01.	Regulation FD.

The foregoing description is qualified in its entirety by reference to the press release of EFI issued on November 8, 2018, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of EFI under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

Effective November 8, 2018, Richard Kashnow ceased to be a member of the Audit Committee and was appointed as a member of the Compensation Committee of the Board of Directors of EFI.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated November 8, 2018 – EFI Adds Experienced Executive to Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	November 9, 2018	ELECTRONICS FOR IMAGING, INC.

		By:	/s/ Marc Olin
		Name:	Marc Olin
		Title:	Chief Financial Officer